UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Opportunity Fund
Paradigm Micro-Cap Fund
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
December 31, 2012

Table of Contents

PARADIGM FUNDS
Letter to Shareholders	2
Sector Allocation	6
Performance Information	8
Schedules of Investments	12
Statements of Assets and Liabilities	22
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights	26
NOTES TO FINANCIAL STATEMENTS	28
DISCLOSURE OF EXPENSES	34
ADDITIONAL INFORMATION	35
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
TRUSTEES & OFFICERS	37

2012 Annual Report 1

Letter to Shareholders

Dear Fellow Shareholders:

2012 was yet another year of challenging and unpredictable markets, particularly for active managers. Nonetheless, we were able to take advantage of the short-term dislocations in the market to acquire what we consider to be high-quality companies at attractive valuations. While we do not believe that there has been a permanent shift in markets or investing, we also would be the first to agree that it is an unusual time, one that we see as a stimulus- and policy-driven aberration. Thus, some basic tenets of fundamental investing appeared irrelevant in 2012. For example, in a prolonged zero-interest rate environment, companies with conservative balance sheets were not rewarded for it. Conversely, debt-laden companies were not penalized for their leverage, nor for taking on additional debt.

While 2012 was a year of mixed macroeconomic data, we remain comfortable that signs point to ongoing, albeit anemic, improvement. Most importantly in 2012, we finally saw an inflection point in the housing market, with material improvements across all metrics. Moreover, the Eurozone also appeared to show some signs of stabilization in its economic data, although it admittedly still has a long way to go. That being said, a year ago, headlines focused on the possibility of a dissolution of the Eurozone and debating the future of its currency, whereas at this point those concerns have abated.

Despite this ongoing improvement, the question that dwarfed any and all economic data was the fiscal cliff. This impending threat clearly constrained corporate spending and investment decisions in 2012, as businesses suffered from a lack of clarity about the environment they would be facing, and a lack of confidence in the US government. While US markets rallied into year-end on the prospects for some form of an agreement, several issues remain unresolved and remain an overhang into 2013. We believe this could provide an additional catalyst for market disruption in the coming months.

Amidst these cross-currents, we continue to stick to our discipline of valuation-driven analysis of company fundamentals. We remain focused on quality management teams, strong free cash flow generation, leading market positions, compelling valuations, and secular tail-winds. Our emphasis on free cash flow generation in particular is not simply about finding companies with cash hoards, but rather about identifying companies that are generating real returns over time, and their attendant ability to deploy that ongoing stream to drive corporate growth.

While we expect the markets to remain volatile and challenging, we are constructive about 2013. Upside drivers for this year could include a smoother-than-anticipated resolution to the remaining fiscal cliff, lower energy prices (as well as a potential positive effect from the significant differential between US and Europe oil and gas prices), and a more resilient consumer. We believe that one confirmation of an improved tone would be an increase in corporate M&A activity. We also believe that M&A activity could pick up as a reflection of increased clarity from a fiscal and regulatory standpoint.

Thank you for your continued confidence in the Paradigm Funds. We are grateful to our shareholders for your continued trust in us and our process. As always, we welcome any questions or requests for additional information.

2012 Annual Report 2

Paradigm Value Fund

The Paradigm Value Fund appreciated 7.93% in 2012, compared to 18.05% for its benchmark, the Russell 2000 Value Index. Over the past three years on an annualized basis, the Fund has returned 10.47%, compared to 11.57% for the benchmark. Since inception (January 1, 2003) on an average annualized basis, the Fund has returned 14.07%, compared to 9.50% for the benchmark.

The Information Technology sector was the Fund's top contributor to return in the 2012, driven by stock selection. The portfolio sector returned 15.40%, compared to 6.57% for the benchmark sector. Lender Processing Services Inc. was the top performer in the sector, returning 77.44% as the housing sector rebound began to take shape.

Performance was negatively affected by our underweight position in Financials (20% of the portfolio versus 37.34% for the benchmark) due to our concerns about bank credit quality and flattening yield curves. However, the nascent recovery in the housing market, and another round of quantitative easing by the Federal Reserve, led to a significant rally in Financials, especially companies related to home building. The Fund has always tried to be conservative in its approach to Financials. We have generally diversified our Financial holdings throughout the sector, and have also maintained a weighting more in line with other portfolio sectors. This year that approach worked against us, and it is clear that we were too cautious given the amount of monetary stimulus that has been pumped into the system. We still believe, though, that it is prudent to limit investments in any sector to no more than 25% of the portfolio.

Over the long term, that same cautiousness helped us to achieve a ranking in the top 2% of its Morningstar peer group over the ten-year period. The Fund's long-term performance has been driven by a disciplined, contrarian approach to investing. We identify small-cap companies we believe are high-quality enterprises when they are out of favor with the market for short-term reasons, acquire shares at discounted valuations, and hold those shares until their value is recognized by the market. In addition to strong long-term performance, the fund has also reduced volatility for investors. The Fund's annualized standard deviation was 22.06%, compared to 27.78% for the benchmark.

Paradigm Select Fund

The Paradigm Select Fund returned 9.07% in 2012, compared to 17.88% for its benchmark, the Russell 2500 Index. Over the past three years on an annualized basis, the Fund has returned 11.62% compared to 13.34% for the benchmark. Since inception (January 1, 2005) on an average annualized basis, the Fund has returned 6.96% compared to 5.84% for the benchmark.

Fund management's avoidance of the underperforming Utilities sector contributed 62 basis points to relative performance, highlighting the advantage of allowing the investment team to underweight sectors they believe to be overvalued or otherwise unattractive.

The Energy sector was the second-best sector, with portfolio holdings returning 6.56% compared to 0.95% for the benchmark sector. Sunoco was acquired during 2012, and the portfolio's position appreciated 37.51% .

The Financials sector proved the most challenging in 2012, due to a combination of overly cautious positioning and stock-specific events. The portfolio sector returned 4.25%, lagging

2012 Annual Report 3

the benchmark sector's 20.22% return. We have consistently managed the Financials portion of the Fund with investments that we believed did not have significant credit risk. We have also been underweighted in banks, precisely because of our concern about credit exposure. This year, however, with interest rates at historic lows and a nascent housing recovery, bank stocks - especially leveraged bank stocks - have rallied strongly. Two poor performers in the Portfolio included Knight Capital and First Niagara. Knight Capital experienced a trading malfunction whose losses cut into the firm's capital base. First Niagara made a large acquisition at a price the market viewed as unfavorable. We exited both positions.

Paradigm Opportunity Fund

The Paradigm Opportunity Fund appreciated 6.72% in 2012, compared to 16.35% for its benchmark, the Russell 2000 Index. Over the past three years on an annualized basis, the Fund has returned 9.92%, compared to 12.25% for the benchmark. Since inception (January 1, 2005) on an average annualized basis, the Fund has returned 4.61%, compared to 4.76% for the benchmark.

Consumer Staples was the top-performing sector with a return of 23.02%, outperforming the benchmark sector's 11.43% return. Dole Food was the largest contributor, returning 32.60% after spinning off a division.

The Fund's Energy positions declined 1.93% in 2012, marginally better than the benchmark sector's 3.69% decline. Venoco, a detractor in 2011, returned 46.23% after accepting a take-private offer from the company's CEO.

The Financials sector proved most challenging, with the portfolio sector depreciating 19.57%, compared to a 22.08% increase for the benchmark sector. Main detractor Knight Capital experienced a trading malfunction whose losses cut into the firm's capital base. EZCorp faced challenging conditions after gold prices dropped, but we believe the company still has attractive valuations and strong earnings growth potential.

Paradigm Micro-Cap Fund

The Paradigm Microcap Fund appreciated 11.06% in 2012, compared to an increase of 19.75% for the benchmark Russell MicroCap Index. Over the past three years the Fund has returned 9.24% on an average annualized basis, compared to 11.87% for the benchmark. Since inception (January 1, 2008) on an annualized basis, the Fund has returned 3.36%, compared to 1.46% for the benchmark.

The Industrials sector was the top performer for the fund, returning 39.95% and significantly outperforming the benchmark sector's 13.03% return. Printing company Quad/Graphics Inc. returned 55.46%, making it one of the top contributors in the portfolio.

Materials was the second-best performing sector on a relative basis in 2012 with a return of 55.24%, more than double the return of the benchmark sector. Performance was driven by KapStone Paper and Packaging.

The Consumer Discretionary sector has been a strong contributor to relative performance over the five-year period, but proved challenging in 2012. The Fund's investments in this

2012 Annual Report 4

sector returned 7.49%, compared to 25.52% for the benchmark sector. For example, Bebe Stores Inc. faced competitive headwinds from lower-priced fast fashion retailers, but we believe the risks are offset by cash on the company's balance sheet.

Sincerely,

Candace King Weir                                                     Amelia F. Weir
President and Chief Investment Officer                         Senior Vice President
Paradigm Funds Advisor LLC                                       Paradigm Funds Advisor LLC

2012 Annual Report 5

Paradigm Funds (Unaudited)

                               PARADIGM VALUE FUND
                           Sector Allocation (Unaudited)
                (As a Percentage of Equity Securities Held)

                                 PARADIGM SELECT FUND
                              Sector Allocation (Unaudited)
                    (As a Percentage of Equity Securities Held)

2012 Annual Report 6

Paradigm Funds (Unaudited)

                                        PARADIGM OPPORTUNITY FUND
                                          Sector Allocation (Unaudited)
                                (As a Percentage of Equity Securities Held)

                                        PARADIGM MICRO-CAP FUND
                                        Sector Allocation (Unaudited)
                              (As a Percentage of Equity Securities Held)

2012 Annual Report 7

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2012.

December 31, 2012 NAV $56.47

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Value Fund	7.93%	10.47%	3.23%	14.07%
Russell 2000® Value Index(B)	18.05%	11.57%	3.55%	9.50%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B) The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2012 Annual Report 8

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2012.

December 31, 2012 NAV $32.50

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Paradigm Select Fund	9.07%	11.62%	3.54%	6.96%
Russell 2500® Index(B)	17.88%	13.34%	4.34%	5.84%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2012 Annual Report 9

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2012.

December 31, 2012 NAV $26.44
				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Paradigm Opportunity Fund	6.72%	9.92%	3.27%	4.61%
Russell 2000® Index(B)	16.35%	12.25%	3.56%	4.76%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B) The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2012 Annual Report 10

Paradigm Micro-Cap Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Period Ended December 31, 2012.

December 31, 2012 NAV $23.24

			Since
	1 Year(A)	3 Year(A)	Inception(A)
Paradigm Micro-Cap Fund	11.06%	9.24%	3.36%
Russell Microcap® Index(B)	19.75%	11.87%	1.46%
S&P 500® Index(C)	16.00%	10.87%	1.83%

(A) 1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Micro-Cap Fund was January 1, 2008. Effective December 27, 2011, the name of the Paradigm Intrinsic Value Fund was changed to the Paradigm Micro-Cap Fund.

(B) The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies. Therefore, the primary comparative index was changed from the S&P 500® Index to the Russell Microcap® Index.

(C)The S&P 500® Index (whose composition is different from the Fund) is an unmanaged index which measures the performance of 500 companies chosen by Standard & Poor’s to represent the large cap U.S. equity market. Effective December 27, 2011 the S&P 500® Index became the secondary comparison index. Previously the Russell 3000® Index was the secondary comparison index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2012 Annual Report 11

Paradigm Value Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
155,940	Dole Food Company Inc. *	$1,788,632	0.73%
Agriculture Production - Livestock & Animal Specialties
34,592	Cal-Maine Foods, Inc.	1,391,290	0.57%
Apparel & Other Finished Products of Fabrics & Similar Material
86,700	True Religion Apparel, Inc.	2,203,914	0.90%
Chemical & Allied Products
62,548	Innospec Inc. *	2,157,281
175,000	Olin Corp.	3,778,250
		5,935,531	2.43%
Computer Communications Equipment
632,838	Emulex Corporation *	4,619,717
389,375	QLogic Corp. *	3,788,619
		8,408,336	3.44%
Construction - Special Trade Contractors
269,227	Matrix Service Co. *	3,096,110	1.27%
Crude Petroleum & Natural Gas
100,550	Approach Resources Inc. *	2,514,755
244,175	Midstates Petroleum Company, Inc. *	1,682,366
498,200	PetroQuest Energy Inc. *	2,466,090
142,500	Stone Energy Corporation *	2,924,100
		9,587,311	3.92%
Drilling Oil & Gas Wells
99,100	Atwood Oceanics Inc. *	4,537,789	1.86%
Electrical Work
110,850	EMCOR Group Inc.	3,836,519	1.57%
Electronic Components & Accessories
653,100	Vishay Intertechnology Inc.*	6,942,453	2.84%
Fabricated Plater Work (Boiler Shops)
161,613	Global Power Equipment Group Inc.	2,771,663	1.13%
Fire, Marine & Casualty Insurance
152,350	Aspen Insurance Holdings Limited (Bermuda)	4,887,388
113,750	Montpelier Re Holdings Ltd. (Bermuda)	2,600,325
		7,487,713	3.06%
Footwear (No Rubber)
106,746	Iconix Brand Group, Inc. *	2,382,571	0.97%
Glass & Glassware, Pressed or Blown
83,044	Libbey Inc. *	1,606,901	0.66%
Gold and Silver Ores
79,400	Allied Nevada Gold Corp. *	2,392,322	0.98%
Greeting Cards
213,975	American Greetings Corporation Class A	3,614,038	1.48%
In Vitro & In Vivo Diagnostic Substances
180,345	Myriad Genetics, Inc. *	4,914,401	2.01%
Industrial Organic Chemicals
95,152	Sensient Technologies Corp.	3,383,605	1.38%
Laboratory Analytical Instruments
83,250	PerkinElmer Inc.	2,642,355	1.08%
Life Insurance
8,000	National Western Life Insurance Co. Class A	1,261,920	0.52%
Metal Forgings & Stampings
35,503	TriMas Corporation *	994,439	0.41%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 12

Paradigm Value Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Miscellaneous Business Credit Institution
127,375	PHH Corporation *	$2,897,781	1.18%
Miscellaneous Furniture & Fixtures
61,200	Hillenbrand, Inc.	1,383,732	0.57%
Miscellaneous Manufacturing Industries
270,650	WMS Industries Inc. *	4,736,375	1.94%
Motor Vehicle Parts & Accessories
150,700	Superior Industries International Inc.	3,074,280
30,150	Visteon Corporation *	1,622,673
		4,696,953	1.92%
Oil & Gas Field Services, NEC
133,600	C&J Energy Services, Inc. *	2,864,384	1.17%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
251,201	Symmetry Medical, Inc. *	2,642,635	1.08%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
266,825	Chemtura Corp. *	5,672,699	2.32%
Precious Metal Mining
307,380	Richmont Mines Inc. *	925,214	0.38%
Railroad Equipment
14,292	The Greenbrier Companies, Inc. *	231,102	0.09%
Retail - Apparel & Accessory Stores
257,650	Express Inc. *	3,887,938
139,850	The Men's Wearhouse, Inc.	4,357,726
		8,245,664	3.37%
Retail - Family Clothing Stores
118,875	American Eagle Outfitters, Inc.	2,438,126	1.00%
Retail - Miscellaneous Retail
128,725	EZCORP Inc. Class A *	2,560,340	1.05%
Retail - Retail Stores, NEC
70,825	IAC/InterActiveCorp.	3,345,773	1.37%
Retail - Shoe Stores
78,975	Foot Locker, Inc.	2,536,677	1.04%
Rubber & Plastics Footwear
139,025	Deckers Outdoor Corporation *	5,598,537	2.29%
Savings Institution, Federally Chartered
227,400	Capitol Federal Financial	2,658,306
285,012	SI Financial Group, Inc.	3,277,638
256,075	United Financial Bancorp	4,025,499
258,200	Viewpoint Financial Group	5,406,708
		15,368,151	6.28%
Savings Institutions, Not Federally Chartered
194,757	Rockville Financial, Inc.	2,512,365	1.03%
Semiconductors & Related Devices
415,675	Kulicke & Soffa Industries Inc. * (Singapore)	4,983,943
256,045	Microsemi Corporation *	5,387,187
859,222	TriQuint Semiconductor, Inc. *	4,150,042
		14,521,172	5.94%
Services - Business Services
420,927	Premiere Global Services Inc. *	4,116,666
134,200	Websense, Inc. *	2,018,368
		6,135,034	2.51%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 13

Paradigm Value Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Services - Computer Integrated Systems Design
336,461	Convergys Corp.	$5,521,325	2.26%
Services - Computer Processing & Data Preparation
157,700	Demand Media, Inc. *	1,465,033	0.60%
Services - Hospitals
146,250	Magellan Health Services Inc. *	7,166,250
78,425	MEDNAX, Inc. *	6,236,356
		13,402,606	5.48%
Services - Motion Picture Theaters
366,805	Regal Entertainment Group Class A	5,116,930	2.09%
Services - Prepackaged Software
312,250	Actuate Corporation *	1,748,600	0.71%
Telegraph & Other Message Communications
144,300	j2 Global, Inc.	4,415,580	1.81%
Telephone & Telegraph Apparatus
44,115	Comverse, Inc. *	1,258,601
441,150	Comverse Technology, Inc. *	1,694,016
		2,952,617	1.20%
Transportation Services
103,700	GATX Corp.	4,490,210	1.83%
Wholesale - Chemicals & Allied Products
53,731	Innophos Holdings Inc.	2,498,492	1.01%
Wholesale - Machinery, Equipment & Supplies
126,192	Applied Industrial Technologies	5,301,326	2.16%
Wholesale - Miscellaneous Durable Goods
52,450	Schnitzer Steel Industries, Inc. Class A	1,590,809	0.64%
Total for Common Stocks (Cost $178,663,174)		$218,996,055	89.53%
REAL ESTATE INVESTMENT TRUSTS
434,175	Anworth Mortgage Asset Corp.	2,509,531
342,400	MFA Financial, Inc.	2,776,864
123,325	Mid-America Apartment Communities Inc.	7,985,294
Total for Real Estate Investment Trusts (Cost $11,958,154)		13,271,689	5.42%
MONEY MARKET FUNDS
13,346,662	SEI Daily Income Treasury Government CL B 0.02% **	13,346,662	5.46%
	(Cost $13,346,662)
Total Investment Securities		245,614,406	100.41%
	(Cost $203,967,990)
Liabilities in Excess of Other Assets		(1,008,754)	-0.41%
Net Assets		$244,605,652	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2012. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 14

Paradigm Select Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
5,577	Dole Food Company Inc. *	$63,968	0.68%
Agriculture Production - Livestock & Animal Specialties
1,050	Cal-Maine Foods, Inc.	42,231	0.45%
Biological Products, (No Diagnostic Substances)
2,675	Life Technologies Corporation *	131,155	1.39%
Chemical & Allied Products
8,650	Huntsman Corporation	137,535
1,750	Innospec Inc. *	60,357
6,725	Olin Corp.	145,193
		343,085	3.63%
Computer Communications Equipment
22,650	Emulex Corporation *	165,345
19,550	QLogic Corp. *	190,222
		355,567	3.76%
Construction - Special Trade Contractors
8,725	Matrix Service Co. *	100,337	1.06%
Crude Petroleum & Natural Gas
4,175	Approach Resources Inc. *	104,417
5,275	Denbury Resources Inc. *	85,455
9,350	Midstates Petroleum Company, Inc. *	64,422
17,925	PetroQuest Energy Inc. *	88,729
5,125	Stone Energy Corporation *	105,165
2,300	Whiting Petroleum Corp. *	99,751
		547,939	5.79%
Electrical Work
4,000	EMCOR Group Inc.	138,440	1.46%
Electronic Components & Accessories
19,685	Vishay Intertechnology Inc. *	209,252	2.21%
Fire, Marine & Casualty Insurance
434	Alleghany Corporation *	145,572
3,675	American Financial Group Inc.	145,236
5,675	Aspen Insurance Holdings Limited (Bermuda)	182,054
75	Markel Corp. *	32,507
4,550	Montpelier Re Holdings Ltd. (Bermuda)	104,013
		609,382	6.44%
Footwear (No Rubber)
4,150	Iconix Brand Group, Inc. *	92,628	0.98%
Gold and Silver Ores
3,300	Allied Nevada Gold Corp. *	99,429	1.05%
Greeting Cards
11,400	American Greetings Corporation Class A	192,546	2.03%
In Vitro & In Vivo Diagnostic Substances
6,775	Myriad Genetics, Inc. *	184,619	1.95%
Industrial Organic Chemicals
3,300	Sensient Technologies Corporation	117,348
1,800	Westlake Chemical Corp.	142,740
		260,088	2.75%
Iron & Steel Foundries
925	Precision Castparts Corp.	175,213	1.85%
Laboratory Analytical Instruments
2,975	PerkinElmer Inc.	94,426	1.00%
Machine Tools, Metal Cutting Types
2,425	Kennametal Inc.	97,000	1.03%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 15

Paradigm Select Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Men's & Boy's Furnishings, Work Clothing & Allied Garments
1,850	PVH Corp.	$205,368	2.17%
Metal Forgings & Stampings
1,375	TriMas Corporation *	38,514	0.41%
Miscellaneous Business Credit Institution
4,900	PHH Corporation *	111,475	1.18%
Miscellaneous Furniture & Fixtures
2,175	Hillenbrand, Inc.	49,177	0.52%
Miscellaneous Manufacturing Industries
9,725	WMS Industries Inc. *	170,188	1.80%
Motor Vehicle Parts & Accessories
1,150	Visteon Corporation *	61,893	0.65%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
8,075	Chemtura Corp. *	171,674	1.81%
Plastics Products
2,800	AptarGroup Inc.	133,616	1.41%
Railroad Equipment
500	The Greenbrier Companies, Inc. *	8,085	0.09%
Retail - Apparel & Accessory Stores
12,000	Express Inc. *	181,080
5,025	The Men's Wearhouse, Inc.	156,579
		337,659	3.57%
Retail - Family Clothing Stores
4,100	American Eagle Outfitters, Inc.	84,091	0.89%
Retail - Miscellaneous Retail
7,175	EZCORP Inc. Class A *	142,711	1.51%
Retail - Retail Stores, NEC
2,600	IAC/InterActiveCorp.	122,824	1.30%
Retail - Shoe Stores
2,825	Foot Locker, Inc.	90,739	0.96%
Rubber & Plastics Footwear
5,250	Deckers Outdoor Corporation *	211,417	2.23%
Savings Institution, Federally Chartered
21,450	Capitol Federal Financial	250,750	2.65%
Semiconductors & Related Devices
9,275	Cypress Semiconductor Corporation	100,541
14,350	Kulicke & Soffa Industries Inc. * (Singapore)	172,057
9,525	Microsemi Corporation *	200,406
30,899	TriQuint Semiconductor, Inc. *	149,242
		622,246	6.57%
Services - Auto Rental & Leasing
2,450	Ryder System, Inc.	122,328	1.29%
Services - Business Services
12,545	Premiere Global Services Inc. *	122,690	1.30%
Services - Computer Integrated Systems Design
11,800	Convergys Corp.	193,638	2.05%
Services - Computer Processing & Data Preparation
5,675	Demand Media, Inc. *	52,721	0.56%
Services - Hospitals
5,225	Magellan Health Services Inc. *	256,025
2,825	MEDNAX, Inc. *	224,644
		480,669	5.07%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 16

Paradigm Select Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Motion Picture Theaters
13,175	Regal Entertainment Group Class A	$183,791	1.94%
Telegraph & Other Message Communications
5,200	j2 Global, Inc.	159,120	1.68%
Telephone & Telegraph Apparatus
1,622	Comverse, Inc. *	46,276
16,225	Comverse Technology, Inc. *	62,304
		108,580	1.14%
Transportation Services
3,575	GATX Corporation	154,798	1.64%
Wholesale - Electronic Parts & Equipment, NEC
6,725	Avnet, Inc. *	205,852	2.18%
Wholesale - Machinery, Equipment & Supplies
3,950	Applied Industrial Technologies	165,940	1.75%
Wholesale - Miscellaneous Durable Goods
2,400	Schnitzer Steel Industries, Inc. Class A	72,792	0.77%
Total for Common Stocks (Cost $7,158,322)		$8,572,651	90.60%
REAL ESTATE INVESTMENT TRUSTS
16,350	Anworth Mortgage Asset Corp.	94,503
28,025	MFA Financial, Inc.	227,283
4,350	Mid-America Apartment Communities Inc.	281,662
Total for Real Estate Investment Trusts (Cost $571,634)		603,448	6.37%
MONEY MARKET FUNDS
224,794	SEI Daily Income Treasury Government CL B 0.02% **	224,794	2.38%
	(Cost $224,794)
Total Investment Securities		9,400,893	99.35%
	(Cost $7,954,750)
Other Assets in Excess of Liabilities		61,065	0.65%
Net Assets		$9,461,958	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2012. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 17

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
5,932	Dole Food Company Inc. *	$68,040	1.42%
Agriculture Production - Livestock & Animal Specialties
1,350	Cal-Maine Foods, Inc.	54,297	1.13%
Biological Products, (No Diagnostic Substances)
2,850	Life Technologies Corporation *	139,735	2.91%
Computer Communications Equipment
24,250	Emulex Corporation *	177,025
14,875	QLogic Corp. *	144,734
		321,759	6.69%
Construction - Special Trade Contractors
9,125	Matrix Service Co. *	104,937	2.18%
Crude Petroleum & Natural Gas
9,525	Midstates Petroleum Company, Inc. *	65,627
19,125	PetroQuest Energy Inc. *	94,669
5,450	Stone Energy Corporation *	111,834
		272,130	5.66%
Electrical Work
4,100	EMCOR Group Inc.	141,901	2.95%
Industrial Organic Chemicals
3,550	Sensient Technologies Corporation	126,238	2.63%
Laboratory Analytical Instruments
3,175	PerkinElmer Inc.	100,774	2.10%
Miscellaneous Furniture & Fixtures
2,325	Hillenbrand, Inc.	52,568	1.09%
Miscellaneous Manufacturing Industries
10,300	WMS Industries Inc. *	180,250	3.75%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
8,950	Symmetry Medical, Inc. *	94,154	1.96%
Retail - Apparel & Accessory Stores
9,850	Express Inc. *	148,637
5,350	The Men's Wearhouse, Inc.	166,706
		315,343	6.56%
Retail - Family Clothing Stores
4,250	American Eagle Outfitters, Inc.	87,167	1.81%
Retail - Miscellaneous Retail
4,925	EZCORP Inc. Class A *	97,958	2.04%
Retail - Retail Stores, NEC
2,550	IAC/InterActiveCorp.	120,462	2.51%
Retail - Shoe Stores
3,025	Foot Locker, Inc.	97,163	2.02%
Semiconductors & Related Devices
14,950	Kulicke & Soffa Industries Inc. * (Singapore)	179,251
9,725	Microsemi Corporation *	204,614
33,000	TriQuint Semiconductor, Inc. *	159,390
		543,255	11.30%
Services - Business Services
14,825	Premiere Global Services Inc. *	144,989
5,100	Websense, Inc. *	76,704
		221,693	4.61%
Services - Computer Integrated Systems Design
11,700	Convergys Corp.	191,997	3.99%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 18

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Computer Processing & Data Preparation
6,050	Demand Media, Inc. *	$56,205	1.17%
Services - Hospitals
5,475	Magellan Health Services Inc. *	268,275
3,000	MEDNAX, Inc. *	238,560
		506,835	10.54%
Services - Motion Picture Theaters
13,950	Regal Entertainment Group Class A	194,603	4.05%
Telegraph & Other Message Communications
5,025	j2 Global, Inc.	153,765	3.20%
Total for Common Stocks (Cost $3,410,728)		$4,243,229	88.27%
REAL ESTATE INVESTMENT TRUSTS
4,300	Mid-America Apartment Communities Inc.	278,425
Total for Real Estate Investment Trusts (Cost $213,209)		278,425	5.79%
MONEY MARKET FUNDS
294,077	SEI Daily Income Treasury Government CL B 0.02% **	294,077	6.12%
	(Cost $294,077)
Total Investment Securities		4,815,731	100.18%
	(Cost $3,918,014)
Liabilities in Excess of Other Assets		(8,879)	-0.18%
Net Assets		$4,806,852	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2012. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 19

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Commercial Printing
20,000	Consolidated Graphics, Inc. *	$698,400	3.97%
Commodity Contracts Brokers & Dealers
30,000	MFC Industrial Ltd. (Canada)	256,500	1.46%
Communications Services, NEC
80,000	Kratos Defense & Security Solutions, Inc. *	402,400	2.29%
Computer Communications Equipment
50,000	Extreme Networks, Inc. *	182,000	1.03%
Electromedical & Electrotherapeutic Apparatus
87,600	Solta Medical, Inc. *	233,892
63,200	Synergetics USA, Inc. *	303,360
		537,252	3.05%
Electronic Components & Accessories
70,000	Silicon Image, Inc. *	347,200	1.97%
Electronic Computers
20,000	Omnicell, Inc. *	297,400	1.69%
Footwear, (No Rubber)
20,000	Brown Shoe Co. Inc.	367,400	2.09%
Industrial Instruments for Measurement, Display and Control
60,000	Rudolph Technologies Inc. *	806,400	4.58%
Instruments for Measuring & Testing of Electricity & Electric Signals
30,000	Cohu, Inc.	325,200
70,000	LTX-Credence Corporation *	459,200
		784,400	4.46%
Miscellaneous Electrical Machinery, Equipment & Supplies
152,000	Exide Technologies *	519,840	2.95%
Oil & Gas Field Exploration Services
60,000	TGC Industries Inc.	491,400	2.79%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
30,000	Exactech Inc. *	508,500
140,000	RTI Biologics, Inc. *	597,800
		1,106,300	6.29%
Paper Mills
30,000	KapStone Paper and Packaging Corporation *	665,700	3.78%
Pharmaceutical Preparations
40,000	Nature's Sunshine Products	579,200
30,000	Obagi Medical Products, Inc. *	407,700
		986,900	5.61%
Photographic Equipment & Supplies
20,000	Avid Technology, Inc. *	151,600	0.86%
Radio & TV Broadcasting & Communications Equipment
120,000	Harmonic Inc. *	608,400	3.46%
Retail - Apparel & Accessory Stores
50,000	Hot Topic, Inc.	481,500
40,000	Tilly’s, Inc. Class A *	539,600
		1,021,100	5.80%
Retail - Auto Dealers & Gasoline Stations
48,500	West Marine Inc. *	521,375	2.96%
Retail - Catalog & Mail-Order Houses
17,000	Insight Enterprises Inc. *	295,290	1.68%
Retail - Eating Places
50,000	Carrols Restaurant Group, Inc. *	299,000	1.70%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 20

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2012
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Retail - Family Clothing Stores
26,000	Stein Mart Inc. *	$196,040	1.11%
Retail - Furniture Stores
24,000	Haverty Furniture Companies Inc.	391,440	2.22%
Retail - Hobby, Toy & Game Shops
130,000	Build-A-Bear Workshop, Inc. *	496,600	2.82%
Retail - Shoe Stores
25,000	Finish Line Inc. Class A	473,250	2.69%
Retail - Women's Clothing Stores
100,000	Coldwater Creek Inc. *	481,000
60,700	New York & Company, Inc. *	231,267
70,000	Wet Seal Inc. Class A *	193,200
		905,467	5.15%
Semiconductors & Related Devices
30,000	Finisar Corporation *	488,700
100,000	Photronics, Inc. *	596,000
		1,084,700	6.16%
Services - Computer Integrated Systems Design
30,000	Allscripts Healthcare Solutions, Inc. *	282,600
66,500	Dynamics Research Corp. *	389,025
		671,625	3.82%
Services - Personal Services
10,000	Steiner Leisure Limited * (Bahamas)	483,200	2.75%
Special Industry Machinery (No Metalworking Machinery)
15,000	Kadant Inc. *	397,650	2.26%
Surgical & Medical Instruments
100,000	Alphatec Holdings, Inc. *	165,000	0.94%
Telephone & Telegraph Apparatus
30,000	Oplink Communications, Inc. *	467,400	2.66%
Wholesale - Electronic Parts & Equipment, NEC
35,000	Richardson Electronics Ltd.	396,200	2.25%
Total for Common Stocks (Cost $16,128,022)		$17,474,829	99.30%
MONEY MARKET FUNDS
770,622	SEI Daily Income Treasury Government CL B 0.02% **	770,622	4.38%
	(Cost $770,622)
Total Investment Securities		18,245,451	103.68%
	(Cost $16,898,644)
Liabilities in Excess of Other Assets		(647,077)	-3.68%

Net Assets		$17,598,374	100.00%

* Non-Income Producing Securities. ** Variable Rate Security; the rate shown was the rate at December 31, 2012. The accompanying notes are an integral part of these financial statements.

2012 Annual Report 21

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2012	Fund	Fund

Assets:
Investment Securities at Fair Value*	$245,614,406	$9,400,893
Cash	-	48,507
Receivable for Fund Shares Sold	439,952	8,117
Receivable for Securities Sold	-	9,861
Dividends Receivable	163,511	10,358
Interest Receivable	173	5
Total Assets	246,218,042	9,477,741
Liabilities:
Payable for Fund Shares Redeemed	1,140,853	466
Payable for Securities Purchased	158,714	4,368
Payable to Advisor	312,823	10,949
Total Liabilities	1,612,390	15,783
Net Assets	$244,605,652	$9,461,958
Net Assets Consist of:
Paid In Capital	$206,291,033	$8,144,845
Accumulated Realized Gain (Loss) on Investments - Net	(3,331,797)	(129,030)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	41,646,416	1,446,143
Net Assets	$244,605,652	$9,461,958

Net Asset Value and Offering Price (Note 2)	$56.47	$32.50

* Investments at Identified Cost	$203,967,990	$7,954,750

Shares Outstanding (Unlimited number of shares	4,331,866	291,151
authorized without par value)

Statements of Operations
For the fiscal year ended December 31, 2012

Investment Income:
Dividends	$4,645,076	$206,421
Interest	2,846	158
Total Investment Income	4,647,922	206,579
Expenses:
Investment Advisor Fees	4,860,168	164,725
Total Expenses	4,860,168	164,725
Less: Expenses Waived	(909,182)	(38,436)
Net Expenses	3,950,986	126,289

Net Investment Income (Loss)	696,936	80,290

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(43,373)	(31,055)
Net Change in Unrealized Appreciation (Depreciation) on Investments	17,564,241	757,141
Net Realized and Unrealized Gain (Loss) on Investments	17,520,868	726,086

Net Increase (Decrease) in Net Assets from Operations	$18,217,804	$806,376

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 22

Paradigm Funds

Statements of Assets and Liabilities	Opportunity	Micro-Cap
December 31, 2012	Fund	Fund

Assets:
Investment Securities at Fair Value*	$4,815,731	$18,245,451
Cash	326	-
Receivable for Fund Shares Sold	-	8,594
Dividends Receivable	585	-
Interest Receivable	5	14
Total Assets	4,816,647	18,254,059
Liabilities:
Payable for Securities Purchased	4,731	637,466
Payable to Advisor	5,064	18,219
Total Liabilities	9,795	655,685
Net Assets	$4,806,852	$17,598,374
Net Assets Consist of:
Paid In Capital	$3,965,145	$16,278,747
Accumulated Realized Gain (Loss) on Investments - Net	(56,010)	(27,180)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	897,717	1,346,807
Net Assets	$4,806,852	$17,598,374

Net Asset Value and Offering Price (Note 2)	$26.44	$23.24

* Investments at Identified Cost	$3,918,014	$16,898,644

Shares Outstanding (Unlimited number of shares	181,802	757,121
authorized without par value)

Statements of Operations
For the fiscal year ended December 31, 2012

Investment Income:
Dividends (Net of foreign withholding taxes** of $0 and $1163, respectively)	$59,742	$240,431
Interest	40	160
Total Investment Income	59,782	240,591
Expenses:
Investment Advisor Fees	96,780	182,972
Total Expenses	96,780	182,972
Less: Expenses Waived	(32,229)	-
Net Expenses	64,551	182,972

Net Investment Income (Loss)	(4,769)	57,619

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	51,750	87,981
Net Change in Unrealized Appreciation (Depreciation) on Investments	270,369	796,874
Net Realized and Unrealized Gain (Loss) on Investments	322,119	884,855

Net Increase (Decrease) in Net Assets from Operations	$317,350	$942,474

** Foreign withholding taxes on foreign dividends have been provid-
ed for in accordance with the Funds’ understanding of the applica-
ble country's tax rules and rates.
The accompanying notes are an integral part of these
financial statements.

2012 Annual Report 23

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2012	1/1/2011	1/1/2012	1/1/2011
	to	to	to	to
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
From Operations:
Net Investment Income (Loss)	$696,936	$(787,755)	$80,290	$13,610
Net Realized Gain (Loss) on Investments	(43,373)	6,680,547	(31,055)	198,161
Change in Net Unrealized Appreciation (Depreciation)	17,564,241	(21,135,754)	757,141	(209,355)
Increase (Decrease) in Net Assets from Operations	18,217,804	(15,242,962)	806,376	2,416
From Distributions to Shareholders:
Net Investment Income	(696,936)	-	(80,290)	(14,165)
Net Realized Gain from Security Transactions	-	(3,448,769)	(55,303)	-
Return of Capital	(305,013)	-	-	-
Total Distributions to Shareholders	(1,001,949)	(3,448,769)	(135,593)	(14,165)
From Capital Share Transactions:
Proceeds From Sale of Shares	101,017,834	199,045,263	6,495,387	4,955,030
Proceeds from Redemption Fees (Note 2)	19,800	129,958	1,457	77
Shares Issued on Reinvestment of Dividends	980,803	3,384,204	134,370	14,125
Cost of Shares Redeemed	(109,477,768)	(204,517,840)	(5,769,756)	(944,604)
Net Increase (Decrease) from Shareholder Activity	(7,459,331)	(1,958,415)	861,458	4,024,628
Net Increase (Decrease) in Net Assets	9,756,524	(20,650,146)	1,532,241	4,012,879

Net Assets at Beginning of Period	234,849,128	255,499,274	7,929,717	3,916,838

Net Assets at End of Period	244,605,652	$234,849,128	$9,461,958	$7,929,717

Accumulated Undistributed Net Investment Income	$-	$-	$-	$-

Share Transactions:
Issued	1,826,366	3,563,706	201,291	161,670
Reinvested	17,643	64,155	4,202	465
Redeemed	(1,982,017)	(3,796,093)	(176,552)	(31,750)
Net Increase (Decrease) in Shares	(138,008)	(168,232)	28,941	130,385
Shares Outstanding Beginning of Period	4,469,874	4,638,106	262,210	131,825
Shares Outstanding End of Period	4,331,866	4,469,874	291,151	262,210

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 24

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Micro-Cap Fund

	1/1/2012	1/1/2011	1/1/2012	1/1/2011
	to	to	to	to
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
From Operations:
Net Investment Income (Loss)	$(4,769)	$(37,003)	$57,619	$(7,121)
Net Realized Gain (Loss) on Investments	51,750	494,674	87,981	197,926
Change in Net Unrealized Appreciation (Depreciation)	270,369	(537,492)	796,874	(40,694)
Increase (Decrease) in Net Assets from Operations	317,350	(79,821)	942,474	150,111
From Distributions to Shareholders:
Net Investment Income	-	-	(69,644)	-
Net Realized Gain from Security Transactions	(49,628)	(37,186)	-	-
Return of Capital	(881)	-	-	-
Total Distributions to Shareholders	(50,509)	(37,186)	(69,644)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	274,994	14,626	9,681,529	5,073,670
Proceeds from Redemption Fees (Note 2)	-	-	42	-
Shares Issued on Reinvestment of Dividends	50,509	37,186	69,644	-
Cost of Shares Redeemed	(276,107)	(383,396)	(51,996)	(1,645,185)
Net Increase (Decrease) from Shareholder Activity	49,396	(331,584)	9,699,219	3,428,485
Net Increase (Decrease) in Net Assets	316,237	(448,591)	10,572,049	3,578,596

Net Assets at Beginning of Period	4,490,615	4,939,206	7,026,325	3,447,729

Net Assets at End of Period	$4,806,852	$4,490,615	$17,598,374	$7,026,325

Accumulated Net Investment Income	$-	$-	$-	$-

Share Transactions:
Issued	10,667	555	422,003	251,925
Reinvested	1,930	1,476	3,060	-
Redeemed	(10,106)	(15,760)	(2,341)	(80,132)
Net Increase (Decrease) in Shares	2,491	(13,729)	422,722	171,793
Shares Outstanding Beginning of Period	179,311	193,040	334,399	162,606
Shares Outstanding End of Period	181,802	179,311	757,121	334,399

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 25

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2012	1/1/2011	1/1/2010	1/1/2009	1/1/2008
throughout the period:	to	to	to	to	to
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$52.54	$55.09	$42.75	$32.51	$49.27
Net Investment Income (Loss) (a)	0.15	(0.15)	(0.07)	0.16	(0.22)
Net Gains (Loss) on Securities (Realized and Unrealized)	4.01	(1.64)	12.49	10.07	(16.52)
Total from Investment Operations	4.16	(1.79)	12.42	10.23	(16.74)
Distributions (From Net Investment Income)	(0.16)	-	(0.09)	-	-
Distributions (From Capital Gains)	-	(0.78)	0.00	-	(0.07)
Distributions (From Return of Capital)	(0.07)	-	-	-	-
Total Distributions	(0.23)	(0.78)	(0.09)	0.00	(0.07)
Proceeds from Redemption Fee (Note 2)	0.00 +	0.02	0.01	0.01	0.05
Net Asset Value - End of Period	$56.47	$52.54	$55.09	$42.75	$32.51
Total Return (b)	7.93%	(3.22)%	29.08%	31.50%	(33.88)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$244,606	$234,849	$255,499	$123,043	$85,018
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.84%	1.83%	1.89%	1.98%	1.99%
After Reimbursement
Ratio of Expenses to Average Net Assets (c) ++	1.50%	1.50%	1.50%	1.63%	1.99%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c) ++	0.26%	-0.26%	-0.14%	0.43%	-0.52%
Portfolio Turnover Rate	62.22%	83.95%	81.17%	69.85%	67.84%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2012	1/1/2011	1/1/2010	1/1/2009	1/1/2008
	to	to	to	to	to
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$30.24	$29.71	$23.82	$18.53	$27.91
Net Investment Income (Loss) (a)	0.24	0.06	(0.05)	0.08	0.03
Net Gains (Loss) on Securities (Realized and Unrealized)	2.49	0.52	6.01	5.28	(9.41)
Total from Investment Operations	2.73	0.58	5.96	5.36	(9.38)
Distributions (From Net Investment Income)	(0.28)	(0.05)	(0.07)	(0.07)	-
Distributions (From Capital Gains)	(0.19)	-	-	-	-
Total Distributions	(0.47)	(0.05)	(0.07)	(0.07)	-
Proceeds from Redemption Fee (Note 2)	- +	- +	- +	- +	-

Net Asset Value - End of Period	$32.50	$30.24	$29.71	$23.82	$18.53
Total Return (b)	9.07%	1.97%	25.03%	28.92%	(33.61)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$9,462	$7,930	$3,917	$2,710	$2,031
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
After Reimbursement
Ratio of Expenses to Average Net Assets ++	1.15%	1.20%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets ++	0.73%	0.21%	-0.20%	0.42%	0.13%
Portfolio Turnover Rate	86.71%	58.40%	65.77%	65.57%	47.71%

(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Includes dividend expense on securities sold short and interest expense of 0.00%, 0.00%, 0.00%, 0.00%, and
0.00% (Amount calculated less than 0.005%) for the years ended 12/31/2012 - 2008, respectively.
+ Amount calculated is less than $0.005.
++ Such percentages reflect an expense waiver by the Advisor (for Value since 2009 and for Select since 2011).

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 26

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding throughout the period:	1/1/2012	1/1/2011	1/1/2010	1/1/2009	1/1/2008
	to	to	to	to	to
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$25.04	$25.59	$20.29	$13.79	$22.94
Net Investment Income (Loss) (a)	(0.03)	(0.20)	(0.12)	(0.01)	(0.13)
Net Gains (Loss) on Securities (Realized and Unrealized)	1.71	(0.14)	5.42	6.51	(9.02)
Total from Investment Operations	1.68	(0.34)	5.30	6.50	(9.15)
Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Capital Gains)	(0.28)	(0.21)	-	-	-
Distributions (From Return of Capital)	- +	-	-	-	-
Total Distributions	(0.28)	(0.21)	-	-	-
Proceeds from Redemption Fee (Note 2)	-	-	- +	-	- +
Net Asset Value - End of Period	$26.44	$25.04	$25.59	$20.29	$13.79
Total Return (b)	6.72%	(1.34)%	26.12%	47.14%	(39.89)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$4,807	$4,491	$4,939	$3,693	$2,425
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.33%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets (c)	-0.10%	-0.76%	-0.56%	-0.04%	-0.67%
Portfolio Turnover Rate	61.11%	65.44%	96.20%	135.62%	164.89%

Paradigm Micro-Cap Fund

Financial Highlights - Paradigm Micro-Cap Fund

Selected data for a share outstanding throughout the period:	1/1/2012	1/1/2011		1/1/2010	1/1/2009	1/1/2008*
	to	to		to	to	to
	12/31/2012	12/31/2011		12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$21.01	$21.20		$17.99	$13.98	$20.00
Net Investment Income (Loss) (a)	0.09	(0.04)		(0.01)	0.14	0.15
Net Gains (Loss) on Securities (Realized and Unrealized)	2.23	(0.15)		3.33	3.98	(6.17)
Total from Investment Operations	2.32	(0.19)		3.32	4.12	(6.02)
Distributions (From Net Investment Income)	(0.09)	-		(0.11)	(0.11)	-
Distributions (From Capital Gains)	-	-		0.00	0.00	-
Distributions (From Return of Capital)	-	-		-	-	-
Total Distributions	(0.09)	-		(0.11)	(0.11)	-
Proceeds from Redemption Fee (Note 2)	- +	-		-	- +	-
Net Asset Value - End of Period	$23.24	$21.01		$21.20	$17.99	$13.98
Total Return (b)	11.06%	(0.90)%		18.44%	29.44%	(30.10)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$17,598	$7,026		$3,448	$2,575	$1,620
Ratio of Expenses to Average Net Assets	1.25%	1.25%		1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average
Net Assets	0.38%	-0.20%		-0.08%	0.92%	0.86%
Portfolio Turnover Rate	60.47%	126.43	% ++	77.78%	79.35%	70.57%

* Commencement of operations.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.
++ The Fund's portfolio turnover rate increased due to the change in the Fund's principal investment strategy to invest
(under normal circumstances) at least 80% of its net assets in the common stocks of U.S. micro-cap companies effective
December 27, 2011.

The accompanying notes are an integral part of these financial statements.

2012 Annual Report 27

NOTES TO FINANCIAL STATEMENTS
PARADIGM FUNDS
December 31, 2012

1.) ORGANIZATION
The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Micro-Cap Fund (“Micro-Cap”) commenced operations on January 1, 2008. Effective December 27, 2011, the name of the Paradigm Micro-Cap Fund was changed from the Paradigm Intrinsic Value Fund. The Paradigm Micro-Cap Fund's investment objective is long-term capital appreciation. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. Prior to December 27, 2011, the principal investment strategy of the Fund was to invest primarily in the common stocks of small, mid or large capitalization companies that the Advisor believed had the potential for capital appreciation. Value, Opportunity, Select and Micro-Cap are all diversified funds. The advisor to Value, Opportunity, Select and Micro-Cap (each a “Fund” and collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the highest cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended December 31, 2012 proceeds from redemption fees were $19,800, $1,457, $0 and $42 for Value, Select, Opportunity and Micro-Cap, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken on the

2012 Annual Report 28

Notes to Financial Statements - continued

Funds’ 2012 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and New York State tax authorities; however the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the fiscal year ended December 31, 2012, the Funds did not incur any interest or penalties.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. For the fiscal year ended December 31, 2012, $802, $281, and ($933) for Value, Opportunity, and Micro-Cap, respectively, were reclassified from accumulated net realized gains/(loss) to paid in capital and, $4,769 of net investment loss and $12,025 of distributions in excess of net investment income were reclassified to paid in capital for Opportunity and Micro-Cap, respectively. In addition, return of capital distributions (see note 8) were reclassified to paid in capital for Value and Opportunity.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part

2012 Annual Report 29

Notes to Financial Statements - continued

of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of December 31, 2012:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$218,996,055	$0	$0	$218,996,055
Real Estate Investment Trusts	13,271,689	0	0	13,271,689
Money Market Funds	13,346,662	0	0	13,346,662
Total	$245,614,406	$0	$0	$245,614,406

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$8,572,651	$0	$0	$8,572,651
Real Estate Investment Trusts	603,448	0	0	603,448
Money Market Funds	224,794	0	0	224,794
Total	$9,400,893	$0	$0	$9,400,893

Opportunity:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$4,243,229	$0	$0	$4,243,229
Real Estate Investment Trusts	278,425	0	0	278,425
Money Market Funds	294,077	0	0	294,077
Total	$4,815,731	$0	$0	$4,815,731

Micro-Cap:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$17,474,829	$0	$0	$17,474,829
Money Market Funds	770,622	0	0	770,622
Total	$18,245,451	$0	$0	$18,245,451

Refer to each Fund’s Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the fiscal year ended December 31, 2012. There were no transfers into or out of the levels during the fiscal year ended December 31, 2012. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

2012 Annual Report 30

Notes to Financial Statements - continued

The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2012.

4.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50% of the average daily net assets from Select; 2.00% of the average daily net assets from Opportunity; and 1.25% of the average daily net assets from Micro-Cap. Value pays the Advisor an annual investment management fee of 2.00% of the average daily net assets on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the fiscal year ended December 31, 2012, the Advisor earned management fees (before the waivers described below) totaling $4,860,168, $164,725, $96,780 and $182,972 for Value, Select, Opportunity, and Micro-Cap, respectively. At December 31, 2012, $312,823, $10,949, $5,064 and $18,219 was due to the Advisor from Value, Select, Opportunity and Micro-Cap, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Value and Select to the extent necessary to maintain total annual operating expenses of the Funds (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50% and 1.15%, respectively, of daily net assets through May 1, 2013. Effective May 1, 2012 the Advisor has contractually agreed to waive management fees and reimburse expenses of Opportunity to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.25% of its average daily net assets through May 1, 2013. Prior to May 1, 2012, the Advisor had contractually agreed to waive management fees and reimbursed expenses to maintain operating expenses of Opportunity at 1.50% of average net assets. A total of $909,182, $38,436 and $32,229 was waived with no recapture provision for the fiscal year ended December 31, 2012 for Value, Select and Opportunity, respectively.

5.) RELATED PARTY TRANSACTIONS
Certain officers and shareholders of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the fiscal year ended December 31, 2012 for the Trust. Under the Management Agreements, the Advisor pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Micro-Cap
Purchases	$154,168,005	$9,810,797	$2,796,666	$17,967,703
Sales	$161,093,679	$8,679,924	$2,819,939	$8,156,042

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at December 31, 2012 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Micro-Cap
Cost of Investments	$206,040,835	$8,086,229	$3,974,024	$16,898,644

Gross Unrealized Appreciation	$47,889,132	$1,634,730	$988,910	$1,919,367
Gross Unrealized Depreciation	($8,315,561)	($320,066)	($147,203)	($572,560)
Net Unrealized Appreciation
(Depreciation) on Investments	$39,573,571	$1,314,664	$841,707	$1,346,807

2012 Annual Report 31

Notes to Financial Statements - continued

7.) CAPITAL SHARES
At December 31, 2012, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at December 31, 2012:

	Value	Select	Opportunity	Micro-Cap
Shares Issued
and Outstanding	4,331,866	291,151	181,802	757,121
Paid in Capital	$206,291,033	$8,144,845	$3,965,145	$16,278,747

8.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2012	December 31, 2011
PARADIGM VALUE FUND
Ordinary Income	$ 696,936	$ -
Long-term Capital Gain	-	3,448,769
Return of Capital	305,013	-
	$1,001,949	$3,448,769

PARADIGM SELECT FUND
Ordinary Income	$111,821	$14,165
Long-term Capital Gain	23,772	-
	$135,593	$14,165

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ -	$ -
Long-term Capital Gain	49,628	37,186
Return of Capital	881	-
	$50,509	$37,186

PARADIGM MICRO-CAP FUND
Ordinary Income	$69,644	$ -
Long-term Capital Gain	-	-
Return of Capital	-	-
	$69,644	$ -

As of December 31, 2012, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Value		Select
Undistributed ordinary
income/(accumulated losses)	$ -0	-	$ -0	-
Undistributed long-term capital
gain/(accumulated losses)	(1,258,952)		2,449
Unrealized appreciation/(depreciation)	39,573,571		1,314,664
	$38,314,619		$1,317,113

	Opportunity		Micro-Cap
Undistributed ordinary
income/(accumulated losses)	$ -0	-	$ -0	-
Undistributed long-term capital
gain/(accumulated losses)	-0	-	(27,180)
Unrealized appreciation/(depreciation)	841,707		1,346,807
	$841,707		$1,319,627

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

9.) CAPITAL LOSS CARRYFORWARD
At December 31, 2012 Value had available for federal tax purposes unused capital losses of $1,258,952, all of which is available to offset short-term capital gains with no expiration. Additionally, Micro-Cap had available for federal tax purposes unused capital loss of $27,180, all of which expire in 2017. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses incurred in taxable

2012 Annual Report 32

Notes to Financial Statements - continued

years beginning after December 22, 2010 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount which is offset will not be distributed to shareholders.

10.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2012, Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, California 94101, for the benefit of its customers, held, in aggregate, 26.31% of Value, and therefore may be deemed to control Value. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 87.13%, of Opportunity, and therefore may be deemed to control Opportunity. Also, Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 94.64% of Micro-Cap, and therefore may be deemed to control Micro-Cap.

2012 Annual Report 33

DISCLOSURE OF EXPENSES (Unaudited)

     Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2012 and held through December 31, 2012.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2012 to
	July 1, 2012	December 31, 2012	December 31, 2012

Actual	$1,000.00	$1,045.81	$7.73

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2012 to
	July 1, 2012	December 31, 2012	December 31, 2012

Actual	$1,000.00	$1,051.76	$5.95

Hypothetical	$1,000.00	$1,019.41	$5.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2012 Annual Report 34

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2012 to
	July 1, 2012	December 31, 2012	December 31, 2012

Actual	$1,000.00	$1,029.02	$6.39

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM MICRO-CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2012 to
	July 1, 2012	December 31, 2012	December 31, 2012

Actual	$1,000.00	$1,069.40	$6.52

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION
December 31, 2012

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2012 Annual Report 35

Cohen Fund Audit Services, Ltd. Certified Public Accountants	1350 Euclid Ave., Ste. 800 Cleveland, Ohio 44115-1877 Phone: (216) 649-1700 Fax: (216) 579-0111 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Paradigm Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds, comprising Paradigm Value Fund, Paradigm Select Fund, Paradigm Opportunity Fund and Paradigm Micro-Cap Fund (the "Funds"), as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Paradigm Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 27, 2013

2012 Annual Report 36

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2012.

Interested Trustees and Officers

				Number of	Other
Name,	Position(s)	Term of	Principal	Portfolios	Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held By
and Year of Birth	theTrust	Length of	During the	By	Trustee or
		Time Served	Past 5 Years	Trustee	Officer

Candace King	President	Indefinite Term,	Co-portfolio Manager of Paradigm Micro-Cap Fund since	4	Director,
Weir[2], (1944)	and Trustee	Since 2002	December 2011; Director, President, Chief Investment		Nature's
			Officer, and Portfolio Manager of Paradigm Capital		Sunshine
			Management, Inc. since 1994; Director and President of		Products
C.L. King & Associates, Inc. since 1972; Managing
Member of PCM Ventures, LLC since 1996, PCM Ventures
International LLC since 2001, PCM Ventures II, LLC since
2003, and PCM Ventures III, LLC since 2010; Chief
Executive Officer and Director of PCM Advisors LLC since
2004, Paradigm Funds Advisors LLC since 2005, and
Paradigm Capital Management Growth Advisors, Inc.
since 2007.

Amelia F.Weir	Secretary	Indefinite Term,	Co-portfolio Manager of Paradigm Micro-Cap Fund since	N/A	N/A
(1975)		Since 2009	December 2011; Portfolio Manager and Director of
Research Paradigm Capital Management (2008 - current),
Portfolio Manager at William D. Witter, Inc. (2006 - 2008),
Equity Analyst and Assistant Portfolio Manager at
Tocqueville Asset Management (2005).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisors	4	Director,
CPA[3], (1948)		Since 2005	LLC and affiliated entities (2008 - current); Eastern		American Bio
			Regional President of First Niagara Bank (2005 - 2007);		Medical; Dir.,
			President and Chief Executive Officer of Hudson River		First Niagara
			Bank & Trust Company (1996 - 2005).		Financial Group

John V. Gulick	Chief	Indefinite Term,	VP and CCO of Paradigm Funds Advisor LLC and affiliat-	N/A	N/A
(1972)	Compliance	Since 2006	ed advisors (February 2007 - current), Compliance Officer
	Officer		of Paradigm Capital Management, Inc. (April 2005 - Feb.
2007); Senior Compliance Analyst of GE Asset
Management, Inc. (Feb. 2001 - March 2005).

Robert A.	Treasurer	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and affili-	N/A	N/A
Benton, CPA	and Chief	Since 2002	ated advisors (May 2006 - current), SVP and CFO of C.L.
(1954)	Financial		King & Associates, a registered broker dealer (February
	Officer		2001 - current); SVP and CFO of Paradigm Capital
Management, Inc. (February 2001 - March 2004).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios	Directorships
Address[1],	Held with	Length of	During	Overseen	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	By Trustee	Trustee

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 - current).	4	None
Heerwagen[4]		Since 2009	Executive Vice President of Ayco / Goldman Sachs
(1945)			(2003 - 2009).

Anthony J.	Trustee	Indefinite Term,	President and Chairman of the Board of Cool Insuring	4	None
Mashuta, (1956)		Since 2004	Agency, Inc. (1988 - current).

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	4	Director, MTI
Phelan[4], (1956)		Since 2007	rent); Chief Executive Officer of OneMade, Inc. (1999 -		Corporation
2004).

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC. Ms. Weir resigned her position with Nature's Sunshine Products on August 6, 2010.

3 Carl A. Florio is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust's investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 Peter Heerwagen is a limited partner in PCM Partners, LP II. As of December 31, 2012 he owned 0.09% of the PCM Partners, LP II partnership, the value of which was $0.20 million. William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2012 he owned 1.00% of the PCM Partners, LP II partnership, the value of which was $2.73 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling 1-800-239-0732.

2012 Annual Report 37

Board of Trustees
Carl A. Florio
Peter H. Heerwagen
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

Distributor
Rafferty Capital Markets, LLC
1010 Franklin Avenue - 3rd Floor
Garden City, NY 11530

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/12	FYE 12/31/11
Audit Fees	$37,505	$36,870
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000
All Other Fees	$2,500	$2,500

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/12	FYE 12/31/11
Registrant	$10,500	$10,500
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/Candace King Weir Candace King Weir President

Date: 3-06-13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Candace King Weir Candace King Weir President

Date: 3-06-13

By: /s/Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 3/6/2013